SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 9, 2004
Date of Report (Date of earliest event reported)

HEARST-ARGYLE TELEVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-14776	74-2717523
(State or Other Jurisdictionof Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Seventh Avenue
New York, New York 10106
(Address of Principal Executive Offices)  (Zip Code)

(212) 887-6800
(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

99.1	Presentation Materials for the March 9, 2004 Bear Stearns Investment Conference.

Item 9.    Regulation FD Disclosure and Item 12. Results of Operation and Financial Condition.

On March 9, 2004, the Registrant will participate at the Bear Stearns Investment Conference. A copy of the Registrant’s presentation materials for the conference is furnished herewith as Exhibit 99.1. The information contained in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that Section. In addition, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARST-ARGYLE TELEVISION, INC.

By:	/s/ JONATHAN C. MINTZER
Jonathan C. Mintzer
Vice President, General Counsel and Secretary

Date: March 9, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Presentation Materials for the Bear Stearns Investment Conference.